UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2005

MESTEK, INC.

(Exact name of registrant as specified in charter)

Pennsylvania	1-448	25-0661650
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

260 North Elm Street
Westfield, Massachusetts 01085

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 413-568-9571____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

        This report contains forward-looking statements, which are subject to inherent uncertainties which are difficult to predict, and may be beyond the ability of the Company to control.

        Certain statements in this Report on Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are not historical facts but rather reflect the Company’s current expectations concerning future results and events. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.

        Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K. The Company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements which may be made to reflect events or circumstance after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

ITEM 7.01. REGULATION FD DISCLOSURE.

        On January 19, 2005 Mestek, Inc. (the “Company”) issued a press release relating to a proposal made by John E. Reed, the Chairman and Chief Executive Officer of the Company to spin-off the Company’s 86% equity interest in Omega Flex, Inc., to all of the Company’s public shareholders on a pro-rata basis (the “Spin-Off”) and for the Company to enter into a “going-private” transaction following the consummation of the Spin-Off. There can be no assurances that either the Spin-Off or “going private” transaction will be consummated.

        The information included in this Form 8-K, including the press release attached as Exhibit 99.1, are incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD. This information is “furnished” and not “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

        A copy of a press release issued by the Company with respect to these matters is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS

(a)	none
(b)	none
(c)	The following document is filed herewith as an exhibit to this Form 8-K:
Exhibit 99.1 -- Press Release

SIGNATURE

        In accordance with the requirements of the Exchange Act, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MESTEK, INC.
Date: January 19, 2005	By /s/ Stephen M. Shea
Stephen M. Shea
Senior Vice President-Finance
(Principal Financial and Accounting Officer)